Vertex Energy, Inc. 8-K

Exhibit 10.5

REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

This Registration Rights and Lock-Up Agreement (this “Agreement”) is entered into on July 25, 2019 (the “Effective Date”), by and among Vertex Energy, Inc., a Nevada corporation (the “Company”), and Tensile Capital Partners Master Fund LP, a Cayman Islands exempted limited partnership (the “Holder”).

WHEREAS, concurrently herewith, the Holder has subscribed to purchase (a) 1,500,000 shares of the common stock, $0.001 par value per share (the “Common Stock” and the “Subscription Shares”) of the Company, and (b) warrants to purchase 1,500,000 shares of the Common Stock of the Company at an exercise price of $2.25 per share (the “Warrants”), pursuant to the Holder’s entry into a Subscription Agreement with the Company (the “Subscription Agreement”); and

WHEREAS, it is a condition precedent to the obligations of the Holder to consummate the transactions described in the Subscription Agreement that the Company provide the Holder with the registration rights set forth in Section 3.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms shall have the following meanings:

“Affiliate” of any particular Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. The term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, management control or otherwise.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Expiration Date” means the date which falls five (5) years from the Effective Date.

“Holders” means, if the Holder (as defined in the introductory paragraph hereof) is the only Holder of Registrable Shares, such Holder, and if there is more than one Holder hereunder, all such Holders who have become Holders consistent with Section 2(c), and “Holder” shall mean any one of the Holders as applicable.

“Person” means an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

Registration Rights and Lock-Up Agreement

“Prospectus” means the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Purchase Agreement” means that certain Share Purchase and Subscription Agreement by and among HPRM LLC, Vertex Energy Operating LLC and Tensile-Heartland Acquisition Corporation.

“Quarterly Volume” means 300,000 shares of the Company’s Common Stock, as adjusted equitably for any stock splits, stock dividends or recapitalizations completed by the Company.

“Registrable Shares” means the Shares held or beneficially owned by each Holder, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been issued or Disposed of under such Registration Statement, and (ii) Shares sold pursuant to Rule 144 or another exemption from registration under the Securities Act.

“Registration Expenses” means any and all expenses incident to performance of or compliance with this Agreement, including, without limitation: (i) all SEC, stock exchange or filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualification of any of the Registrable Shares); (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, except for those expenses incurred by the Holder in preparing materials required hereby under Section 6; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company incident to such performance and compliance.

“Registration Statement” means any registration statement of the Company which covers the resale of any of the Registrable Shares, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein. Each Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).

“Rule 144” means Rule 144 under the Securities Act (or any successor provision).

“SEC” means the Securities and Exchange Commission.

Registration Rights and Lock-Up Agreement

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Subscription Shares and the shares of Common Stock issuable upon exercise of the Warrant.

“Trading Market” means The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market or the New York Stock Exchange (or any successor to any of the foregoing).

2.	Lock-up Agreement.

(a)        The Holder hereby agrees that, except as set forth in Section 2(d) below, for a period of one (1) year from the Effective Date (the “Initial Lock-up Period”), without the prior written consent of the Company, the Holder will not offer, pledge, sell, contract to sell, grant any options for the sale of, seek the redemption or exchange of, or otherwise Dispose of, or transfer, directly or indirectly (collectively “Dispose of”), any Warrants or Shares (the “Initial Lock-Up”).

(b)       The Holder hereby agrees that, except as set forth in Section 2(d) below, for a period of four (4) years from the end of the Initial Lock-Up Period until the Expiration Date, without the prior written consent of the Company, the Holder will not Dispose of more than the Quarterly Volume of Shares of Warrants or Shares in any 90 day period (the “Volume Limitation” and together with the Initial Lock-Up, the “Lock-Up”).

(c)       The Initial Lock-Up (but not, for the avoidance of doubt, the Volume Limitation) shall terminate and be of no force and effect if (i) the transactions contemplated by the Purchase Agreement have not been consummated by June 30, 2020 and/or (ii) the Common Stock is no longer listed on a Trading Market for a period of more than five (5) consecutive trading days. Upon any termination of the Initial Lock-Up pursuant to the preceding sentence, in the event the Holder holds any Shares or any Warrants, the Company shall disclose publicly all material nonpublic information disclosed to the Holder prior to the date of such termination so that the Holder will not be restricted from Disposing of Warrants and/or Shares under the Exchange Act, and the rules and regulations promulgated thereunder, as a result of its possession of such material nonpublic information.

(d)        The following Dispositions of Warrants and/or Shares shall not be subject to the Lock-up set forth in Section 2(a) and (b):

(i)       a Holder who is a natural person may Dispose of Warrants and/or Shares to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or such Holder retains the entire beneficial interest;

(ii)       a Holder that is a corporation, partnership, joint venture, limited liability company or other business entity may Dispose of Warrants and/or Shares to a stockholder, partner or member, as the case may be, of such corporation, partnership or limited liability company or any wholly-owned subsidiary of the Holder or to an Affiliate of the Holder;

Registration Rights and Lock-Up Agreement

(iii)       a Holder may Dispose of Warrants and/or Shares on his or her death to such Holder’s estate, executor, administrator or personal representative or to such Holder’s beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

(iv)       a Holder may Dispose of Warrants and/or Shares as a bona fide gift or other transfer without consideration; and

(v)       a Holder may Dispose of Warrants and/or Shares pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee, and such a pledgee may foreclose upon such Warrants and/or Shares;

provided, however, that in the case of any transfer of Warrants and/or Shares pursuant to clauses (i), (ii), (iv) and (v), the transferor shall, at the request of the Company, provide evidence satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized (i) to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement and (ii) to imprint on any certificate representing Shares beneficially owned by a Holder a legend describing the restrictions contained herein in the form set forth in Section 6(d).

In the event the Holder Disposes of Warrants and/or Shares described in this Section 2(d), such Warrants and/or Shares shall remain subject to this Agreement and, as a condition of the validity of such Disposition, the transferee shall be required to execute and deliver a counterpart of, or joinder to, this Agreement, in the option of the Company (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Warrants and/or Shares). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement and subject to the terms hereof.

3.	Registration.

(a)        Filing of Resale Registration Statement. Subject to the conditions set forth in this Agreement, the Company shall cause to be filed a Registration Statement under Rule 415 under the Securities Act relating to the resale by the Holder of all of the Registrable Shares in accordance with the terms hereof, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC prior to the end of the Initial Lock-up Period. The Company agrees to use reasonable efforts to keep the Registration Statement, after its date of effectiveness, continuously effective with respect to the Registrable Shares of a particular Holder until the earlier of (a) the date on which such Holder no longer holds or beneficially owns any Registrable Shares; (b) the date the Registrable Shares held by any Holder may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the affected Holders; or (c) the date which falls on the Expiration Date. The Registration Statement shall include a “Plan of Distribution” section in substantially the form of Schedule A attached hereto.

Registration Rights and Lock-Up Agreement

(b)        Notification and Distribution of Materials. The Company shall notify each Holder of the effectiveness of any Registration Statement applicable to the Shares of such Holder and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

(c)        Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the Disposition of all the Registrable Shares until the earlier of (a) such time as all of the Registrable Shares have been issued or Disposed of in accordance with the intended methods of Disposition by the Holder or issuance by the Company as set forth in the Registration Statement; (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3; or the Expiration Date. Upon twenty (20) business days’ notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder’s ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder’s Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Stock of the Company are then listed or quoted.

(d)        Notice of Certain Events. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

Registration Rights and Lock-Up Agreement

4.	Expenses.

The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any Disposition of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

5.	Indemnification by the Company.

The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) such Holder’s failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.

Registration Rights and Lock-Up Agreement

6.	Covenants of Holders.

Each of the Holders hereby individually, and not jointly with any other Holders, agrees:

(a)        to cooperate with the Company and to furnish promptly to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder’s Registrable Shares and any filings with any state securities commissions as the Company may reasonably request,

(b)        to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder,

(c)        Subject to Section 10, to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company. The liability of the Holders under the preceding indemnity shall be several and not joint, and

(d)       That the Shares and any certificate evidencing such Shares may, at the request of the Company, be stamped or otherwise imprinted with a conspicuous legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF THAT CERTAIN REGISTRATION RIGHTS AND LOCK-UP AGREEMENT BETWEEN THE HOLDER AND THE COMPANY, DATED AS OF July 25, 2019. A COPY OF THE LOCK-UP AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY.”

Registration Rights and Lock-Up Agreement

provided, however, that the Company shall promptly remove such legend from any Shares that are no longer subject to a Lock-Up.

(e)       Subject to the Company’s receipt of an opinion of counsel reasonably satisfactory to the Company that registration under the Securities Act is not required, the Company shall use its reasonable best efforts to remove, or cause its registrar and transfer agent to remove, any other restrictive legend from the certificates evidencing the Shares, following a Holder’s written request to have such legend removed.

7.	Suspension of Registration Requirement: Restriction on Sales.

(a)        The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

(b)        Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to cause a Registration Statement to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (such unforeseen circumstances being hereinafter referred to as a “Suspension Event”) such that causing the Registration Statement or such filings to become effective or amending or supplementing the Registration Statement would reasonably be expected to have a material adverse effect on the Company, but such suspension shall continue only for so long as such event or its effect is continuing and in no event shall any suspensions continue longer than 60 days in the aggregate in any 12-month period. The Company shall notify the Holders of the existence and, in the case of circumstances referred to in this Section 7(b), nature of any Suspension Event.

8.	Restrictions on Sales During Suspension Period.

Each Holder agrees that, following the effectiveness of any Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than three (3) business days after the conclusion of any such Suspension Event.

Registration Rights and Lock-Up Agreement

9.	Additional Shares.

The Company, at its option, may register, under any Registration Statement filed pursuant to this Agreement, any number of shares of Common Stock or other securities of the Company owned by any other shareholder or shareholders of the Company.

10.	Contribution.

If the indemnification provided for in Sections 6 and 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 and 7 had been available under the circumstances.

The Company and the Holder agree that it would be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

Notwithstanding the provisions of Section 6(c) or this Section 10, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

11.	No Other Obligation to Register.

Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holder to register the Registrable Shares under the Securities Act.

Registration Rights and Lock-Up Agreement

12.	Current Public Information.

At all times after the Effective Date, the Company will (i) file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, (ii) make available information necessary to comply with Rule 144 at all times, all to the extent required from time to time to enable such Holder to sell Registrable Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144, (iii) deliver, upon the reasonable request of any Holder, a written certification to such Holder as to whether the Company has complied with the information requirements of Rule 144, and (iv) take such further action as the Holders may reasonably request, all to the extent required to enable such Holders to sell Registrable Shares pursuant to Rule 144. If at any time the Company is not subject to the reporting requirements of the Exchange Act, it will make available any information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144.

13.	Amendments and Waivers.

The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of two-thirds of the aggregate of all Shares and Warrants then held by such Holders.

14.	Notices.

Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(d) or Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

If to the Company:

Vertex Energy, Inc.

Attn:________________

1331 Gemini St.

Suite 250

Houston, Texas 77058

Fax:_____________________

with a copy to (which shall not constitute notice):

The Loev Law Firm, PC

Attn: David M. Loev

6300 West Loop South, Suite 280

Bellaire, Texas 77401

Fax: (713) 524-4122

Email: dloev@loevlaw.com and john@loevlaw.com

If to the Holder:	To Holder’s address for notice on the signature page hereof.

Registration Rights and Lock-Up Agreement

15.	Right to Terminate.

Any party hereto may terminate this Agreement and the rights and obligations hereunder by providing written notice to the other parties in the event the Effective Date has not occurred prior to July 25, 2019.

16.	Successors and Assigns.

This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder; provided, that any Holder may assign its rights hereunder to any person to whom such Holder may Dispose of Shares and/or Warrants pursuant to Section 2(d), including any pledgee described in clause (v) of Section 2(d).

17.	Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures.

This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (email) or downloaded from a website or data room (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

18.	Severability.

In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

Registration Rights and Lock-Up Agreement

19.	Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

20.	Jurisdiction.

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. Any judicial proceeding brought by or any party regarding any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Texas, or in the United States District Court for the Southern District of Texas and, by execution and delivery of this Agreement, each party hereby submits to the jurisdiction of such courts. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER CONTESTED UNDER, OR ARISING OUT OF, THIS AGREEMENT.

21.        Further Assurances.

All parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement.

[Remainder of page left intentionally blank. Signature page follows.]

Registration Rights and Lock-Up Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

“COMPANY”:

VERTEX ENERGY, INC.

By:	/s/ Benjamin P. Cowart
Name:	Benjamin P. Cowart
Title:	CEO

“HOLDER”:

TENSILE CAPITAL PARTNERS MASTER FUND LP

By:	/s/ Douglas J. Dossey
Name:	Douglas J. Dossey
Title:	Manager

Address for Notice:

Tensile Capital Management LLC 700 Larkspur Landing Circle, Suite 255 Larkspur, CA 94939 Attention: Douglas J. Dossey and Neal Barcelo

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP 555 California Street, Suite 2700 San Francisco, CA 94104 Attention: Noah D. Boyens, P.C. and Chris Harding

Registration Rights and Lock-Up Agreement

SCHEDULE A

PLAN OF DISTRIBUTION

We are registering for resale by the selling shareholder and certain transferees a total of 1,500,000 shares of common stock and a total of 1,500,000 shares of common stock issuable upon exercise of the Warrants. We will not receive any of the proceeds from the sale by the selling shareholder of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock. If the shares of common stock are sold through broker-dealers or agents, the selling shareholder will be responsible for any compensation to such broker-dealers or agents.

The selling shareholder may pledge or grant a security interest in some or all of the shares of common stock owned by it and, if it defaults in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus.

The selling shareholder also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholder will sell its shares of common stock subject to the following:

●	all of a portion of the shares of common stock beneficially owned by the selling shareholder or its perspective pledgees, donees, transferees or successors in interest, may be sold on the over-the-counter markets, any national securities exchange or quotation service on which the shares of our common stock may be listed or quoted at the time of sale, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions, in
“at the market” offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, to the extent permitted by applicable law, or by any other method or combination of methods permitted pursuant to applicable law;

●	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

●	some or all of the shares of common stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling shareholder may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling shareholder may also sell shares of common stock short and deliver shares of common stock to close out short positions or loan or pledge shares of common stock to broker-dealers or agents that in turn may sell such shares; and

●	in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling shareholder and may receive commissions from the purchasers of the shares of common stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any shares of common stock from or through such broker-dealer or agent. To our knowledge, there are currently no plans, arrangements or understandings between any selling shareholders and any underwriter, broker-dealer or agent regarding the sale of the common stock by the selling shareholder.

A selling stockholder that is an entity may elect to make a pro rata in-kind distribution of shares of our common stock to its members, partners or stockholders pursuant to the registration statement of which this prospectus forms a part by delivering a prospectus.

The selling shareholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling shareholder and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. The selling shareholder may also transfer, devise or gift the shares of common stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling shareholder under this prospectus.

If required at the time a particular offering of the shares of common stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that the selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will bear all expenses of the registration of the shares of common stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling shareholder will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling shareholder, if any. We will indemnify the selling shareholder against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling shareholder will be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.